BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Capital Appreciation V.I. Fund

(the “Fund”)

Supplement dated August 3, 2023 to the Summary Prospectus, Prospectus and Statement of Additional Information of the Fund, each dated May 1, 2023

The Board of Directors of BlackRock Variable Series Funds, Inc. (the “Company”) has approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Company, on behalf of the Fund, and the Company, on behalf of BlackRock Large Cap Focus Growth V.I. Fund (the “Acquiring Fund”), pursuant to which the Fund will be reorganized into the Acquiring Fund (the “Reorganization”).

In the Reorganization, the Fund will transfer substantially all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Fund and shares of the Acquiring Fund.

The Agreement and Plan provides that shareholders of the Fund will receive shares, including fractional shares, if any, of the class of shares in the Acquiring Fund as set out in the table below with the same aggregate net asset value as the shares of the Fund held immediately prior to the Reorganization.

If a shareholder owns the following Fund shares:	The shareholder will receive the following Acquiring Fund shares:
Class I	Class I
Class III	Class III

Effective upon the closing of the Reorganization, the Acquiring Fund will change its name from BlackRock Large Cap Focus Growth V.I. Fund to BlackRock Large Cap Growth Equity V.I. Fund.

Following the Reorganization, the Fund will be terminated as a series of the Company.

Shareholders of the Fund are not required to approve the Reorganization. It is expected that in September 2023 shareholders of the Fund will be sent a Combined Prospectus/Information Statement containing important information about the Acquiring Fund, outlining the differences between the Fund and the Acquiring Fund and containing information about the terms and conditions of the Reorganization.

The Reorganization is expected to occur during the fourth quarter of 2023. Until the Reorganization is completed, the Fund will continue redemptions of its shares as described in its Prospectus.

Shareholders should retain this Supplement for future reference.

PR2SAI-VAR-0823SUP